Exhibit 32(b)

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Hercules Technology Growth Capital, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2012 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Jessica Baron, Principal Financial and Accounting Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2013	By:	/S/ JESSICA BARON
Jessica Baron Vice President, Finance and Chief Financial Officer